Statistical Supplement

Fourth Quarter 2025

Lincoln Financial

Notes ...
1-3
Credit Ratings ...	4
Consolidated
Consolidated Statements of Income (Loss) ................................................................................................................................................................................................	5

Consolidated Balance Sheets ...
6-7
Earnings, Shares and Return on Equity ...	8
Key Stakeholder Metrics ...	9
Select Earnings Drivers By Segment ...	10
Sales By Segment ...	11
Operating Revenues and General and Administrative Expenses By Segment and Other Operations......................................................................................................	12
Operating Commissions and Other Expenses .............................................................................................................................................................................................	13
Select Earnings and Operational Data from Business Segments and Other Operations
Annuities ...	14
Life Insurance ...	15
Group Protection ...	16
Retirement Plan Services ...	17
Other Operations ...	18
Account Balance Roll Forwards

Annuities ...
19-20
Life Insurance ...	21
Retirement Plan Services ...	22
Investment Information
Fixed-Income Asset Class ...	23
Fixed-Income Credit Quality ...	24
GAAP to Non-GAAP Reconciliations

Select GAAP to Non-GAAP Reconciliations .................................................................................................................................................................................................
25-29

Lincoln Financial
Notes

Non-GAAP Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein beginning on page 25.
Adjusted Income (Loss) From Operations
Adjusted income (loss) from operations is GAAP net income (loss) excluding the effects of the following items, as applicable:
• Items related to annuity product features, which include changes in market risk benefits (“MRBs”), changes in the fair value of the related hedge instruments inclusive of income allocated to support the cost of hedging or future benefits, and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products (collectively, “net annuity product features”);
• Items related to life insurance product features, which include changes in the fair value of derivatives we hold as part of variable universal life insurance (“VUL”) hedging, changes in reserves resulting from benefit ratio unlocking associated with the impact of capital markets, and changes in the fair value of the embedded derivative liabilities of our indexed universal life insurance (“IUL”) contracts and the associated index options we hold to hedge them (collectively, “net life insurance product features”);
• Credit loss-related adjustments on fixed maturity available-for-sale (“AFS”) securities, mortgage loans on real estate and reinsurance-related assets (“credit loss-related adjustments”);
• Changes in the fair value of equity securities and certain other investments, the impact of certain derivatives, and realized gains (losses) on sales, disposals and impairments of financial assets (collectively, “investment gains (losses)”);
• Changes in the fair value of reinsurance-related embedded derivatives, trading securities and mortgage loans on real estate electing the fair value option (“changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans”);
• Income (loss) from the initial adoption of new accounting standards, accounting policy changes and new regulations, including changes in tax law;
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Losses from the impairment of intangible assets and gains (losses) on other non-financial assets;
• Income (loss) from discontinued operations;
• Other items, which include the following: certain legal and regulatory accruals; severance expense related to initiatives that realign the workforce; transaction, integration and other costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business, and certain other corporate initiatives; mark-to-market adjustment related to the LNC stock component of our deferred compensation plans (“deferred compensation mark-to-market adjustment”); gains (losses) on modification or early extinguishment of debt; and impacts from settlement or curtailment of defined benefit obligations; and
• Income tax benefit (expense) related to the above pre-tax items, including the effect of tax adjustments such as changes to deferred tax valuation allowances.
Adjusted income (loss) from operations available to common stockholders is defined as after-tax adjusted income (loss) from operations less preferred stock dividends.
Adjusted Operating Revenues
Adjusted operating revenues represent GAAP revenues excluding the effects of the following items, as applicable:
• Changes in the fair value of the derivative instruments we hold to hedge guaranteed living benefit (“GLB”) and guaranteed death benefit (“GDB”) riders inclusive of income allocated to support the cost of hedging or future benefits, and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity and IUL products (“revenue adjustments from annuity and life insurance product features”);
• Credit loss-related adjustments;
• Investment gains (losses);
• Changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans;
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance; and
• Gains (losses) on other non-financial assets.
Management believes that the use of the non-GAAP financial measures adjusted income (loss) from operations, adjusted income (loss) from operations available to common stockholders, adjusted income (loss) from operations per diluted share available to common stockholders and adjusted operating revenues is helpful to investors in evaluating the company’s performance.

Lincoln Financial
Notes

Non-GAAP Measures, Continued
Management believes that excluding the following items from adjusted income (loss) from operations enhances understanding of the underlying trends and long-term performance of the company’s business. Management excludes “net annuity product features” as this adjustment primarily represents the difference between the valuation of reserves and the valuation of derivatives utilized for hedging our variable annuity and indexed annuity products, which can fluctuate significantly from period to period based on changes in equity markets and interest rates. This difference is due to the hedge focus on managing risks to statutory capital as opposed to the GAAP reserves. Management excludes “net life insurance product features” for similar reasons. In addition, management excludes “credit loss-related adjustments” and “investment gains (losses)” as the timing of changes in allowances or sales of credit-impaired investments depends largely on market credit cycles and can vary considerably from period to period and the timing of other sales of investments that would result in gains or losses is driven by market conditions, including interest rates, and other factors. Management excludes “changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans” as this adjustment represents the economics of investments in underlying funds withheld portfolios supporting reinsurance agreements that have been transferred to third-party reinsurers, which is not indicative of our ongoing results.
Finally, management excludes from adjusted income (loss) from operations certain additional items (as set forth in the definition above) that are not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in most instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. Management believes excluding these items better explains the results of the company’s ongoing businesses in a manner that allows for enhanced understanding of underlying trends, company performance and business fundamentals.
Stockholders’ Equity, Excluding AOCI and Preferred Stock
Stockholders’ equity, excluding accumulated other comprehensive income (loss) (“AOCI”) and preferred stock is stockholders’ equity, excluding AOCI and preferred stock. Management believes this metric is useful to investors to analyze our net worth because it eliminates market movements that can fluctuate significantly from period to period, primarily related to changes in interest rates. Stockholders’ equity is the most directly comparable GAAP measure.
Adjusted Stockholders’ Equity
Adjusted stockholders’ equity is stockholders’ equity, excluding AOCI, preferred stock, changes in MRBs, GLB and GDB hedge instruments gains (losses), and the difference between amounts recognized in net income (loss) on reinsurance-related embedded derivatives and the underlying asset portfolios (“reinsurance-related embedded derivatives and portfolio gains (losses)”). Management believes this metric is useful to investors to analyze our net worth because it eliminates the effect of market movements that can fluctuate significantly from period to period, primarily related to changes in equity markets and interest rates. Stockholders’ equity is the most directly comparable GAAP measure.
Book Value per Share, Excluding AOCI
Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI and preferred stock, by common shares outstanding. Management believes that using book value per share, excluding AOCI enables investors to analyze the amount of our net worth that is attributable to our business operations. Book value per share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure.
Adjusted Book Value per Share
Adjusted book value per share is calculated by dividing adjusted stockholders’ equity by common shares outstanding. Management believes that using adjusted book value per share enables investors to analyze the amount of our net worth that is attributable to our business operations. Adjusted book value per share is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in equity markets and interest rates. Book value per share is the most directly comparable GAAP measure.
Adjusted Income (Loss) From Operations Available to Common Stockholders, Excluding AOCI and Preferred Stock ROE
Adjusted income (loss) from operations available to common stockholders, excluding AOCI and preferred stock ROE is calculated by dividing annualized adjusted income (loss) from operations available to common stockholders by average stockholders’ equity, excluding AOCI and preferred stock. Management believes this metric is useful to investors because it eliminates the effect of market movements on ROE that can fluctuate significantly from period to period, primarily related to changes in interest rates. Net income (loss) ROE is the most directly comparable GAAP measure.

Lincoln Financial
Notes

Non-GAAP Measures, Continued
Adjusted Income (Loss) From Operations ROE
Adjusted income (loss) from operations ROE is calculated by dividing annualized adjusted income (loss) from operations available to common stockholders by adjusted average stockholders’ equity. Management believes this metric is useful to investors because it eliminates the effect of market movements on ROE that can fluctuate significantly from period to period, primarily related to changes in equity markets and interest rates. Net income (loss) ROE is the most directly comparable GAAP measure.
Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.
• We exclude deferred units of LNC stock that are antidilutive from our diluted net income (loss) earnings per share calculation. In addition, for any period where a net loss or adjusted loss from operations is experienced, shares used in the diluted EPS calculation represent basic shares, as the use of diluted shares would result in a lower loss per share.
Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.
Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets. See adjusted income (loss) from operations ROE above and adjusted income (loss) from operations available to common stockholders, excluding AOCI and preferred stock ROE on page 2 for further information on how these metrics are calculated. Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.
Leverage ratio is a measure that we use to monitor the level of our debt relative to our total capitalization. Debt used in this metric reflects total debt and preferred stock adjusted for certain items.
Total capitalization reflects debt used in the numerator of this ratio and stockholders' equity adjusted for certain items.
Sales as reported consist of the following:
• Annuities and Retirement Plan Services – deposits from new and existing customers;
• Universal life insurance (“UL”), IUL, VUL – first-year commissionable premiums plus 5% of excess premiums received;
• MoneyGuard® linked-benefit products – MoneyGuard® (UL) and MoneyGuard Market AdvantageSM (VUL), 150% of commissionable premiums;
• Executive Benefits – insurance and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received, and single premium bank-owned UL and VUL, 15% of single premium deposits;
• Term – 100% of annualized first-year premiums; and
• Group Protection – annualized first-year premiums from new policies.
Certain amounts reported in prior periods have been reclassified to conform to the presentation adopted in the current period.
Statistical Supplement is Dated
This document is dated February 12, 2026, and has not been updated since that date. Lincoln Financial does not intend to update this document.

Lincoln Financial
Credit Ratings

Ratings as of February 12, 2026
Standard
	AM Best	Fitch	Moody's	& Poor's
Senior Debt Ratings	bbb+	BBB+	Baa2	BBB+
Financial Strength Ratings
The Lincoln National Life Insurance Company	A	A+	A2	A+
First Penn-Pacific Life Insurance Company	A	A+	A2	A-
Lincoln Life & Annuity Company of New York	A	A+	A2	A+

Investor Inquiries May Be Directed To:
John Muething, Vice President,
Investor Relations
Email: InvestorRelations@lfg.com
Phone: 800-237-2920

Lincoln Financial
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Twelve Months Ended

	12/31/24	3/31/25	6/30/25	9/30/25	12/31/25	Change	12/31/24	12/31/25	Change
Revenues
Insurance premiums	$1,586	$1,676	$1,682	$1,637	$1,671	5.4%	$6,425	$6,666	3.8%
Fee income	1,387	1,365	1,340	1,384	1,407	1.4%	5,402	5,496	1.7%
Net investment income	1,439	1,462	1,471	1,544	1,597	11.0%	5,544	6,075	9.6%
Realized gain (loss)	470	11	(641)	(216)	47	-90.0%	269	(799)	NM
Other revenues	181	177	192	206	200	10.5%	802	774	-3.5%
Total revenues	5,063	4,691	4,044	4,555	4,922	-2.8%	18,442	18,212	-1.2%

Expenses
Benefits and policyholder liability remeasurement	1,947	2,009	1,906	1,927	1,927	-1.0%	7,728	7,769	0.5%
Interest credited	888	890	916	954	984	10.8%	3,443	3,743	8.7%
Market risk benefit (gain) loss	(1,291)	1,293	(940)	(343)	(382)	70.4%	(2,677)	(372)	86.1%
Commissions and other expenses	1,336	1,368	1,327	1,414	1,397	4.6%	5,590	5,507	-1.5%
Interest and debt expense	83	80	(13)	79	81	-2.4%	336	227	-32.4%
Total expenses	2,963	5,640	3,196	4,031	4,007	35.2%	14,420	16,874	17.0%
Income (loss) before taxes	2,100	(949)	848	524	915	-56.4%	4,022	1,338	-66.7%
Federal income tax expense (benefit)	414	(227)	149	79	161	-61.1%	747	161	-78.4%
Net income (loss)	1,686	(722)	699	445	754	-55.3%	3,275	1,177	-64.1%
Preferred stock dividends declared	(11)	(34)	(11)	(34)	(11)	0.0%	(91)	(91)	0.0%
Adjustment for deferred units of LNC stock
in our deferred compensation plans	—	—	—	—	2	NM	3	—	-100.0%
Net income (loss) available to common
stockholders – diluted	$1,675	$(756)	$688	$411	$745	-55.5%	$3,187	$1,086	-65.9%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$9.63	$(4.41)	$3.80	$2.12	$3.80	-60.5%	$18.41	$5.83	-68.3%

Lincoln Financial
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of

	12/31/24	3/31/25	6/30/25	9/30/25	12/31/25	Change
ASSETS
Investments:
Fixed maturity available-for-sale (“AFS”) securities, net of allowance for credit losses:
Corporate bonds	$66,450	$66,885	$67,371	$68,351	$69,045	3.9%
U.S. government bonds	391	538	564	619	869	122.3%
State and municipal bonds	2,371	2,350	2,254	2,235	2,147	-9.4%
Foreign government bonds	237	239	239	244	226	-4.6%
Residential mortgage-backed securities	1,863	1,941	2,063	2,118	2,122	13.9%
Commercial mortgage-backed securities	1,665	1,830	1,972	2,150	2,502	50.3%
Asset-backed securities	13,880	14,241	14,658	14,706	16,282	17.3%
Hybrid and redeemable preferred securities	254	273	265	257	255	0.4%
Total fixed maturity AFS securities, net of allowance for credit losses	87,111	88,297	89,386	90,680	93,448	7.3%
Trading securities	2,025	1,984	1,909	1,853	1,676	-17.2%
Equity securities	294	345	341	542	636	116.3%
Mortgage loans on real estate, net of allowance for credit losses	21,083	21,558	21,996	22,230	22,472	6.6%
Policy loans	2,476	2,529	2,552	2,584	2,626	6.1%
Derivative investments	9,677	7,849	8,349	10,427	9,945	2.8%
Other investments	7,252	7,314	7,276	7,786	8,105	11.8%
Total investments	129,918	129,876	131,809	136,102	138,908	6.9%
Cash and invested cash	5,801	4,284	7,143	10,668	9,502	63.8%
Deferred acquisition costs, value of business acquired and deferred sales inducements	12,537	12,563	12,604	12,681	12,827	2.3%
Reinsurance recoverables, net of allowance for credit losses	28,750	28,580	28,440	28,665	28,012	-2.6%
Deposit assets, net of allowance for credit losses	30,776	31,048	31,754	33,066	33,690	9.5%
Market risk benefit assets	4,860	4,157	4,577	4,694	4,753	-2.2%
Accrued investment income	1,108	1,134	1,136	1,172	1,122	1.3%
Goodwill	1,144	1,144	1,144	1,144	1,144	0.0%
Other assets	7,499	7,606	7,516	7,223	7,154	-4.6%
Separate account assets	168,438	162,506	172,942	179,860	180,092	6.9%
Total assets	$390,831	$382,898	$399,065	$415,275	$417,204	6.7%

Lincoln Financial
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of

	12/31/24	3/31/25	6/30/25	9/30/25	12/31/25	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Policyholder account balances	$126,197	$125,262	$129,209	$133,223	$136,245	8.0%
Future contract benefits	39,807	40,665	41,053	41,852	42,077	5.7%
Funds withheld reinsurance liabilities	16,907	16,838	16,700	17,559	17,922	6.0%
Market risk benefit liabilities	1,046	1,306	1,205	1,190	1,118	6.9%
Deferred front-end loads	6,730	6,910	7,119	7,349	7,586	12.7%
Payables for collateral on investments	10,020	8,282	8,466	11,153	7,954	-20.6%
Short-term debt	300	—	—	—	400	33.3%
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 9 for details)	868	868	868	868	868	0.0%
Financial	4,988	5,000	4,899	4,904	4,998	0.2%
Other liabilities	7,261	7,068	7,056	6,865	7,038	-3.1%
Separate account liabilities	168,438	162,506	172,942	179,860	180,092	6.9%
Total liabilities	382,562	374,705	389,517	404,823	406,298	6.2%

Stockholders’ Equity
Preferred stock	986	986	986	986	986	0.0%
Common stock	4,674	4,703	5,545	5,574	5,592	19.6%
Retained earnings	7,645	6,810	7,409	7,731	8,386	9.7%
Accumulated other comprehensive income (loss):
Unrealized investment gain (loss)	(5,601)	(5,078)	(4,750)	(3,930)	(3,964)	29.2%
Market risk benefit non-performance risk gain (loss)	146	464	114	(58)	(261)	NM
Policyholder liability discount rate remeasurement gain (loss)	744	633	569	474	480	-35.5%
Foreign currency translation adjustment	(29)	(24)	(14)	(18)	(18)	37.9%
Funded status of employee benefit plans	(296)	(301)	(311)	(307)	(295)	0.3%
Total accumulated other comprehensive income (loss)	(5,036)	(4,306)	(4,392)	(3,839)	(4,058)	19.4%
Total stockholders’ equity	8,269	8,193	9,548	10,452	10,906	31.9%
Total liabilities and stockholders’ equity	$390,831	$382,898	$399,065	$415,275	$417,204	6.7%

Lincoln Financial
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended

	12/31/24	3/31/25	6/30/25	9/30/25	12/31/25	Change	12/31/24	12/31/25	Change
Income (Loss)
Net income (loss)	$1,686	$(722)	$699	$445	$754	-55.3%	$3,275	$1,177	-64.1%
Pre-tax adjusted income (loss) from operations	400	362	517	506	524	31.0%	1,541	1,909	23.9%
After-tax adjusted income (loss) from operations (1)	343	314	438	431	445	29.7%	1,315	1,628	23.8%
Adjusted operating tax rate	14.1%	13.3%	15.4%	14.8%	15.0%		14.7%	14.7%
Adjusted income (loss) from operations available to
common stockholders (1)	332	280	427	397	434	30.7%	1,224	1,537	25.6%

ROE
Net income (loss) ROE	78.1%	-35.1%	31.5%	17.8%	28.3%		40.8%	12.5%
Adjusted income (loss) from operations available to common
stockholders, excluding AOCI and preferred stock ROE	11.5%	9.4%	14.0%	12.1%	12.7%		11.3%	12.1%
Adjusted income (loss) from operations ROE	10.9%	9.0%	12.9%	11.3%	12.1%		10.5%	11.4%

Per Common Share
Net income (loss) (diluted)	$9.63	$(4.41)	$3.80	$2.12	$3.80	-60.5%	$18.41	$5.83	-68.3%
Adjusted income (loss) from operations (diluted) (2)	1.91	1.60	2.36	2.04	2.21	15.7%	7.07	8.23	16.4%
Dividends declared during the period	0.45	0.45	0.45	0.45	0.45	0.0%	1.80	1.80	0.0%

Book Value Per Common Share
Book value per share	$42.60	$41.96	$44.91	$49.56	$51.88	21.8%	$42.60	$51.88	21.8%
Book value per share, excluding AOCI (3)	72.06	67.04	67.95	69.66	73.10	1.4%	72.06	73.10	1.4%
Adjusted book value per share (3)	72.34	73.19	72.77	74.23	76.33	5.5%	72.34	76.33	5.5%

Common Shares
End-of-period – basic	171.0	171.7	190.6	191.0	191.2	11.8%	171.0	191.2	11.8%
Average for the period – basic	170.9	171.3	177.2	190.8	191.1	11.8%	170.6	182.7	7.1%
End-of-period – diluted	174.1	175.3	194.0	196.0	196.7	13.0%	174.1	196.7	13.0%
Average for the period – diluted (4)	174.0	174.7	180.6	195.0	196.3	12.8%	173.1	186.7	7.9%

(1) See reconciliation to net income (loss) and net income (loss) available to common stockholders – diluted on page 25.
(2) See reconciliation to earnings (loss) per common share – diluted on page 27.
(3) See reconciliation to stockholders’ equity and book value per common share on page 29.
(4) Represents shares used in our adjusted income (loss) from operations – diluted per share calculations.

Lincoln Financial
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						For the Twelve Months Ended

	12/31/24	3/31/25	6/30/25	9/30/25	12/31/25	Change	12/31/24	12/31/25	Change
Cash Returned to Common Stockholders – Common Dividends	$77	$77	$77	$85	$85	10.4%	$306	$324	5.9%

Cash Returned to Preferred Stockholders – Preferred Dividends	$11	$34	$11	$34	$11	0.0%	$91	$91	0.0%

Leverage Ratio
Short-term debt (1)	$300	$—	$—	$—	$400	33.3%
Long-term debt	5,856	5,868	5,767	5,772	5,866	0.2%
Total debt	6,156	5,868	5,767	5,772	6,266	1.8%
Preferred stock	986	986	986	986	986	0.0%
Total debt and preferred stock	7,142	6,854	6,753	6,758	7,252	1.5%
Less:
Operating debt (2)	868	868	868	868	868	0.0%
Prefunding of upcoming debt maturities (3)	300	—	—	—	400	33.3%
25% of capital securities and subordinated notes	302	302	247	247	247	-18.2%
50% of preferred stock	493	493	493	493	493	0.0%
Carrying value of fair value hedges and other items	111	122	119	119	114	2.7%
Total numerator	$5,068	$5,069	$5,026	$5,031	$5,130	1.2%
Adjusted stockholders’ equity (4)	$12,367	$12,569	$13,873	$14,180	$14,595	18.0%
Add:
25% of capital securities and subordinated notes	302	302	247	247	247	-18.2%
50% of preferred stock	493	493	493	493	493	0.0%
Total numerator	5,068	5,069	5,026	5,031	5,130	1.2%
Total denominator	$18,230	$18,433	$19,639	$19,951	$20,465	12.3%

Leverage ratio	27.8%	27.5%	25.6%	25.2%	25.1%

Holding Company Available Liquidity (3)	$763	$466	$466	$461	$1,055	38.3%

Holding Company Available Liquidity, Net of Prefunding	$463	$466	$466	$461	$655	41.5%

(1) As of December 31, 2025, consists of $400 million principal amount of our 3.625% Senior Notes due December 12, 2026.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.
(3) Holding company available liquidity includes prefunding of upcoming debt maturities.
(4) See reconciliation to stockholders’ equity on page 29.

Lincoln Financial
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended

	12/31/24	3/31/25	6/30/25	9/30/25	12/31/25	Change	12/31/24	12/31/25	Change
Annuities
Operating revenues	$1,223	$1,198	$1,214	$1,270	$1,308	7.0%	$4,896	$4,990	1.9%
Deposits	3,692	3,799	4,024	4,470	4,890	32.4%	13,748	17,183	25.0%
Net flows	(1,891)	(1,676)	(1,162)	(1,143)	(1,227)	35.1%	(6,475)	(5,208)	19.6%
Average account balances, net of reinsurance	165,424	163,688	159,806	170,318	174,668	5.6%	160,032	167,291	4.5%
Alternative investment income (1)	4	2	3	2	3	-25.0%	12	11	-8.3%

Life Insurance
Operating revenues	$1,608	$1,587	$1,602	$1,610	$1,643	2.2%	$6,248	$6,442	3.1%
Deposits	1,402	1,218	1,281	2,247	1,457	3.9%	5,102	6,203	21.6%
Net flows	930	569	633	1,659	974	4.7%	3,161	3,835	21.3%
Average account balances, net of reinsurance	44,746	44,390	45,147	47,503	49,150	9.8%	43,578	46,547	6.8%
Average in-force face amount	1,080,074	1,074,858	1,069,688	1,067,503	1,065,813	-1.3%	1,084,010	1,069,466	-1.3%
Alternative investment income (1)	96	70	94	95	115	19.8%	294	373	26.9%

Group Protection
Operating revenues	$1,418	$1,521	$1,538	$1,507	$1,535	8.3%	$5,717	$6,102	6.7%
Insurance premiums	1,274	1,371	1,386	1,352	1,380	8.3%	5,145	5,490	6.7%
Alternative investment income (1)	2	1	2	2	3	50.0%	5	8	60.0%

Retirement Plan Services
Operating revenues	$337	$327	$331	$343	$352	4.5%	$1,321	$1,353	2.4%
Deposits	3,473	4,115	3,594	5,008	3,939	13.4%	14,738	16,656	13.0%
Net flows	(732)	(2,184)	(585)	755	(998)	-36.3%	112	(3,012)	NM
Average account balances	113,711	113,075	111,734	119,259	123,533	8.6%	108,259	117,073	8.1%
Alternative investment income (1)	2	2	2	2	3	50.0%	6	9	50.0%

Consolidated
Adjusted operating revenues (2)	$4,628	$4,685	$4,726	$4,780	$4,894	5.7%	$18,342	$19,085	4.1%
Deposits	8,567	9,132	8,899	11,725	10,286	20.1%	33,588	40,042	19.2%
Net flows	(1,693)	(3,291)	(1,114)	1,271	(1,251)	26.1%	(3,202)	(4,385)	-36.9%
Average account balances, net of reinsurance	323,881	321,153	316,687	337,080	347,351	7.2%	311,869	330,911	6.1%
Alternative investment income (1)	105	75	101	101	124	18.1%	319	401	25.7%

(1) Excludes alternative investment income on investments supporting our modified coinsurance and coinsurance with funds withheld agreements as we have a limited economic interest in the investments.
(2) See reconciliation to total revenues on page 26.

Lincoln Financial
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended

	12/31/24	3/31/25	6/30/25	9/30/25	12/31/25	Change	12/31/24	12/31/25	Change
Sales
Annuities:
RILA	$1,285	$1,292	$1,447	$1,457	$1,936	50.7%	$4,526	$6,131	35.5%
Fixed	560	863	1,221	1,368	1,227	119.1%	4,205	4,678	11.2%
Traditional variable with GLBs	1,243	1,099	935	1,080	1,119	-10.0%	3,114	4,232	35.9%
Traditional variable without GLBs	601	535	416	562	607	1.0%	1,882	2,122	12.8%
Total Annuities	$3,689	$3,789	$4,019	$4,467	$4,889	32.5%	$13,727	$17,163	25.0%

Life Insurance:
IUL/UL	$26	$24	$28	$25	$42	61.5%	$100	$119	19.0%
MoneyGuard®	35	28	29	31	35	0.0%	128	124	-3.1%
VUL	21	15	15	26	36	71.4%	85	92	8.2%
Term	13	13	15	15	14	7.7%	66	57	-13.6%
Executive Benefits	24	17	34	201	15	-37.5%	59	265	NM
Total Life Insurance	$119	$97	$121	$298	$142	19.3%	$438	$657	50.0%

Group Protection:
Life	$184	$101	$104	$50	$136	-26.1%	$392	$390	-0.5%
Disability	253	48	70	47	232	-8.3%	414	397	-4.1%
Dental	30	8	13	19	23	-23.3%	50	64	28.0%
Total Group Protection	$467	$157	$187	$116	$391	-16.3%	$856	$851	-0.6%

Percent employee-paid	34.3%	72.3%	58.7%	46.5%	28.7%		45.2%	45.8%

Retirement Plan Services:
First-year sales	$1,273	$1,104	$1,222	$2,440	$1,683	32.2%	$4,873	$6,449	32.3%
Recurring deposits	2,200	3,011	2,372	2,568	2,256	2.5%	9,865	10,207	3.5%
Total Retirement Plan Services	$3,473	$4,115	$3,594	$5,008	$3,939	13.4%	$14,738	$16,656	13.0%

Lincoln Financial
Operating Revenues and General and Administrative Expenses By Segment and Other Operations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended

	12/31/24	3/31/25	6/30/25	9/30/25	12/31/25	Change	12/31/24	12/31/25	Change
Operating Revenues
Annuities	$1,223	$1,198	$1,214	$1,270	$1,308	7.0%	$4,896	$4,990	1.9%
Life Insurance	1,608	1,587	1,602	1,610	1,643	2.2%	6,248	6,442	3.1%
Group Protection	1,418	1,521	1,538	1,507	1,535	8.3%	5,717	6,102	6.7%
Retirement Plan Services	337	327	331	343	352	4.5%	1,321	1,353	2.4%
Other Operations	42	52	41	50	56	33.3%	160	198	23.8%
Total adjusted operating revenues	$4,628	$4,685	$4,726	$4,780	$4,894	5.7%	$18,342	$19,085	4.1%

General and Administrative Expenses,
Net of Amounts Capitalized
Annuities	$112	$108	$110	$108	$122	8.9%	$462	$447	-3.2%
Life Insurance	129	119	122	121	130	0.8%	510	492	-3.5%
Group Protection	195	202	206	200	215	10.3%	770	823	6.9%
Retirement Plan Services	82	81	80	80	87	6.1%	324	328	1.2%
Other Operations	70	65	55	62	65	-7.1%	257	248	-3.5%
Total	$588	$575	$573	$571	$619	5.3%	$2,323	$2,338	0.6%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	9.2%	9.0%	9.1%	8.5%	9.3%		9.4%	9.0%
Life Insurance	8.0%	7.5%	7.6%	7.5%	7.9%		8.2%	7.6%
Group Protection	13.8%	13.3%	13.4%	13.2%	14.0%		13.5%	13.5%
Retirement Plan Services	24.3%	24.9%	24.1%	23.2%	24.8%		24.6%	24.3%
Total	12.7%	12.3%	12.1%	11.9%	12.6%		12.7%	12.3%

Lincoln Financial
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended

	12/31/24	3/31/25	6/30/25	9/30/25	12/31/25	Change	12/31/24	12/31/25	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$650	$629	$627	$637	$693	6.6%	$2,561	$2,585	0.9%
Commissions	575	558	570	609	689	19.8%	2,321	2,425	4.5%
Taxes, licenses and fees	75	98	80	86	74	-1.3%	323	337	4.3%
Interest and debt expense	83	80	81	79	81	-2.4%	336	321	-4.5%
Expenses associated with reserve financing
and letters of credit	36	32	33	35	25	-30.6%	125	125	0.0%
Total adjusted operating commissions and
other expenses incurred	1,419	1,397	1,391	1,446	1,562	10.1%	5,666	5,793	2.2%

Less Amounts Capitalized
General and administrative expenses	(62)	(54)	(54)	(66)	(74)	-19.4%	(238)	(247)	-3.8%
Commissions	(263)	(238)	(252)	(281)	(360)	-36.9%	(927)	(1,130)	-21.9%
Taxes, licenses and fees	(7)	(9)	(7)	(15)	(8)	-14.3%	(31)	(39)	-25.8%
Total amounts capitalized	(332)	(301)	(313)	(362)	(442)	-33.1%	(1,196)	(1,416)	-18.4%
Total expenses incurred, net of amounts
capitalized, excluding amortization	1,087	1,096	1,078	1,084	1,120	3.0%	4,470	4,377	-2.1%

Amortization
Amortization of DAC, VOBA and other intangibles	302	309	307	324	328	8.6%	1,146	1,269	10.7%
Total operating commissions and
other expenses	$1,389	$1,405	$1,385	$1,408	$1,448	4.2%	$5,616	$5,646	0.5%

Lincoln Financial
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

							As of or For the
	As of or For the Three Months Ended						Twelve Months Ended

	12/31/24	3/31/25	6/30/25	9/30/25	12/31/25	Change	12/31/24	12/31/25	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$29	$21	$28	$25	$28	-3.4%	$127	$103	-18.9%
Fee income (1)	612	591	575	617	624	2.0%	2,381	2,406	1.0%
Net investment income	462	466	487	497	517	11.9%	1,759	1,966	11.8%
Other revenues	120	120	124	131	139	15.8%	629	515	-18.1%
Total operating revenues	1,223	1,198	1,214	1,270	1,308	7.0%	4,896	4,990	1.9%
Operating expenses:
Benefits and policyholder liability remeasurement	40	28	32	24	24	-40.0%	145	108	-25.5%
Interest credited	407	419	439	459	480	17.9%	1,536	1,799	17.1%
Commissions incurred	307	298	292	327	374	21.8%	1,115	1,291	15.8%
Other expenses incurred	157	145	142	138	162	3.2%	780	586	-24.9%
Amounts capitalized	(155)	(147)	(144)	(174)	(228)	-47.1%	(498)	(693)	-39.2%
Amortization	108	115	115	128	127	17.6%	430	484	12.6%
Total operating expenses	864	858	876	902	939	8.7%	3,508	3,575	1.9%
Income (loss) from operations before taxes	359	340	338	368	369	2.8%	1,388	1,415	1.9%
Federal income tax expense (benefit)	56	50	51	58	58	3.6%	228	217	-4.8%
Income (loss) from operations	$303	$290	$287	$310	$311	2.6%	$1,160	$1,198	3.3%

Effective Federal Income Tax Rate	15.7%	14.7%	15.2%	15.8%	15.7%		16.4%	15.4%

Return on Average Account Balances, Net of
Reinsurance (bps)	73	71	72	73	71	(2)	72	72	—

Account Balances, Net of Reinsurance –
End-of-Period
RILA account balances	$34,310	$33,527	$36,256	$38,499	$39,443	15.0%	$34,310	$39,443	15.0%
Fixed account balances	10,352	10,415	10,727	11,492	12,388	19.7%	10,352	12,388	19.7%
Traditional variable account balances with GLBs	70,756	67,101	71,527	73,174	72,809	2.9%	70,756	72,809	2.9%
Traditional variable account balances without GLBs	48,193	47,371	49,283	50,914	50,748	5.3%	48,193	50,748	5.3%
Total account balances	$163,611	$158,414	$167,793	$174,079	$175,388	7.2%	$163,611	$175,388	7.2%
Percent traditional variable account balances with GLBs	43.2%	42.4%	42.6%	42.0%	41.5%		43.2%	41.5%

Fee Income, Gross of Hedge Allowance	$811	$790	$775	$817	$825	1.7%	$3,180	$3,207	0.8%
Net Investment Income, Net of Reinsurance (2)	438	443	465	475	500	14.2%	1,643	1,882	14.5%
Interest Credited, Net of Reinsurance (2)	282	290	300	314	333	18.1%	1,050	1,238	17.9%

(1) Fee income is reported net of the hedge allowance, which represents fees allocated to net annuity product features to support the cost of hedging.
(2) Net investment income and interest credited are both reported gross of reinsurance. Reinsurance impacts are settled through other revenues.

Lincoln Financial
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

							As of or For the
	As of or For the Three Months Ended						Twelve Months Ended

	12/31/24	3/31/25	6/30/25	9/30/25	12/31/25	Change	12/31/24	12/31/25	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$283	$283	$267	$260	$262	-7.4%	$1,149	$1,072	-6.7%
Fee income	694	698	688	683	696	0.3%	2,715	2,765	1.8%
Net investment income	598	574	606	623	643	7.5%	2,321	2,446	5.4%
Operating realized gain (loss)	(2)	(2)	(1)	(1)	—	100.0%	(6)	(4)	33.3%
Other revenues (1)	35	34	42	45	42	20.0%	69	163	136.2%
Total operating revenues	1,608	1,587	1,602	1,610	1,643	2.2%	6,248	6,442	3.1%
Operating expenses:
Benefits and policyholder liability remeasurement	1,006	1,002	956	961	928	-7.8%	3,893	3,846	-1.2%
Interest credited	300	287	289	298	295	-1.7%	1,194	1,170	-2.0%
Commissions incurred	115	99	111	119	145	26.1%	461	474	2.8%
Other expenses incurred	198	194	191	199	196	-1.0%	794	779	-1.9%
Amounts capitalized	(137)	(115)	(128)	(144)	(166)	-21.2%	(543)	(553)	-1.8%
Amortization of DAC and VOBA	128	128	125	129	133	3.9%	507	516	1.8%
Amortization of deferred loss on business
sold through reinsurance	24	24	24	24	24	0.0%	47	96	104.3%
Total operating expenses	1,634	1,619	1,568	1,586	1,555	-4.8%	6,353	6,328	-0.4%
Income (loss) from operations before taxes	(26)	(32)	34	24	88	NM	(105)	114	208.6%
Federal income tax expense (benefit)	(11)	(16)	2	(1)	11	200.0%	(42)	(3)	92.9%
Income (loss) from operations	$(15)	$(16)	$32	$25	$77	NM	$(63)	$117	285.7%

Effective Federal Income Tax Rate	41.2%	47.9%	5.2%	NM	12.6%		40.0%	NM

Average Account Balances, Net of Reinsurance	$44,746	$44,390	$45,147	$47,503	$49,150	9.8%	$43,578	$46,547	6.8%

In-Force Face Amount
UL and other	$363,950	$361,480	$360,617	$361,964	$362,312	-0.5%	$363,950	$362,312	-0.5%
Term insurance	714,362	709,924	707,355	705,069	702,280	-1.7%	714,362	702,280	-1.7%
Total in-force face amount	$1,078,312	$1,071,404	$1,067,972	$1,067,033	$1,064,592	-1.3%	$1,078,312	$1,064,592	-1.3%

(1) Effective in the third quarter of 2024, we collapsed the amortization of deferred gain (loss) on business sold through reinsurance line item, reclassifying the deferred gain amortization to other revenues and presenting the amortization of deferred loss within operating expenses. For prior periods, the amortization of deferred gain (loss)
on business sold through reinsurance is presented on a net basis within other revenues.

Lincoln Financial
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

							As of or For the
	As of or For the Three Months Ended						Twelve Months Ended

	12/31/24	3/31/25	6/30/25	9/30/25	12/31/25	Change	12/31/24	12/31/25	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$1,274	$1,371	$1,386	$1,352	$1,380	8.3%	$5,145	$5,490	6.7%
Net investment income	87	89	94	98	95	9.2%	348	376	8.0%
Other revenues	57	61	58	57	60	5.3%	224	236	5.4%
Total operating revenues	1,418	1,521	1,538	1,507	1,535	8.3%	5,717	6,102	6.7%
Operating expenses:
Benefits and policyholder liability remeasurement	902	994	913	923	984	9.1%	3,692	3,814	3.3%
Interest credited	3	—	1	1	1	-66.7%	6	2	-66.7%
Commissions incurred	125	133	139	132	137	9.6%	462	541	17.1%
Other expenses incurred	249	261	263	260	275	10.4%	1,011	1,059	4.7%
Amounts capitalized	(34)	(32)	(35)	(36)	(40)	-17.6%	(135)	(142)	-5.2%
Amortization	37	37	38	39	40	8.1%	143	155	8.4%
Total operating expenses	1,282	1,393	1,319	1,319	1,397	9.0%	5,179	5,429	4.8%
Income (loss) from operations before taxes	136	128	219	188	138	1.5%	538	673	25.1%
Federal income tax expense (benefit)	29	27	46	39	29	0.0%	113	141	24.8%
Income (loss) from operations	$107	$101	$173	$149	$109	1.9%	$425	$532	25.2%

Effective Federal Income Tax Rate	21.0%	21.0%	21.0%	21.0%	21.0%		21.0%	21.0%

Operating Margin (1)	8.4%	7.4%	12.5%	11.0%	7.9%		8.3%	9.7%

Loss Ratios by Product Line
Life	64.7%	75.2%	67.2%	59.6%	67.9%		71.1%	67.5%
Disability	75.0%	70.1%	64.2%	73.8%	73.6%		72.1%	70.4%
Dental	73.3%	79.0%	80.4%	78.0%	74.9%		77.0%	78.0%
Total	71.0%	72.4%	65.9%	68.3%	71.4%		71.9%	69.5%

(1) Operating margin is calculated by dividing income (loss) from operations by insurance premiums.

Lincoln Financial
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

							As of or For the
	As of or For the Three Months Ended						Twelve Months Ended

	12/31/24	3/31/25	6/30/25	9/30/25	12/31/25	Change	12/31/24	12/31/25	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$76	$72	$72	$77	$80	5.3%	$292	$301	3.1%
Net investment income	253	251	252	257	262	3.6%	997	1,022	2.5%
Other revenues	8	4	7	9	10	25.0%	32	30	-6.3%
Total operating revenues	337	327	331	343	352	4.5%	1,321	1,353	2.4%
Operating expenses:
Interest credited	172	170	174	174	174	1.2%	675	692	2.5%
Commissions incurred	27	27	28	30	31	14.8%	103	115	11.7%
Other expenses incurred	90	91	87	87	95	5.6%	359	360	0.3%
Amounts capitalized	(6)	(4)	(5)	(5)	(6)	0.0%	(21)	(20)	4.8%
Amortization	5	5	5	4	4	-20.0%	19	18	-5.3%
Total operating expenses	288	289	289	290	298	3.5%	1,135	1,165	2.6%
Income (loss) from operations before taxes	49	38	42	53	54	10.2%	186	188	1.1%
Federal income tax expense (benefit)	6	4	5	7	8	33.3%	23	25	8.7%
Income (loss) from operations	$43	$34	$37	$46	$46	7.0%	$163	$163	0.0%

Effective Federal Income Tax Rate	13.5%	11.8%	12.3%	14.2%	14.2%		12.4%	13.3%

Return on Average Account Balances (bps)	15	12	13	15	15	—	15	14	(1)

Net Flows by Market
Small Market	$(34)	$(79)	$28	$190	$(43)	-26.5%	$(11)	$96	NM
Mid - Large Market	(178)	(1,732)	(200)	1,025	(401)	NM	1,944	(1,309)	NM
Multi-Fund® and Other	(520)	(373)	(413)	(460)	(554)	-6.5%	(1,821)	(1,799)	1.2%

Net Flows – Trailing Twelve Months	$112	$(2,462)	$(2,850)	$(2,746)	$(3,012)	NM	$112	$(3,012)	NM

Base Spreads, Excluding Variable
Investment Income (1)	1.01%	1.03%	0.99%	1.07%	1.10%	9	1.03%	1.05%	2

(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums.

Lincoln Financial
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						For the Twelve Months Ended

	12/31/24	3/31/25	6/30/25	9/30/25	12/31/25	Change	12/31/24	12/31/25	Change
Other Operations
Operating revenues:
Insurance premiums	$—	$—	$—	$—	$—	NM	$4	$2	-50.0%
Net investment income	33	44	25	33	46	39.4%	111	147	32.4%
Other revenues	9	8	16	17	10	11.1%	45	49	8.9%
Total operating revenues	42	52	41	50	56	33.3%	160	198	23.8%
Operating expenses:
Benefits and policyholder liability remeasurement	2	5	7	4	2	0.0%	12	19	58.3%
Interest credited	7	13	13	22	34	NM	32	80	150.0%
Other expenses incurred	68	66	56	72	64	-5.9%	246	259	5.3%
Interest and debt expense	83	80	81	79	81	-2.4%	336	321	-4.5%
Total operating expenses	160	164	157	177	181	13.1%	626	679	8.5%
Income (loss) from operations before taxes	(118)	(112)	(116)	(127)	(125)	-5.9%	(466)	(481)	-3.2%
Federal income tax expense (benefit)	(23)	(17)	(25)	(28)	(27)	-17.4%	(96)	(99)	-3.1%
Income (loss) from operations	$(95)	$(95)	$(91)	$(99)	$(98)	-3.2%	$(370)	$(382)	-3.2%

Lincoln Financial
Annuities – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended

	12/31/24	3/31/25	6/30/25	9/30/25	12/31/25	Change	12/31/24	12/31/25	Change
Traditional Variable Annuities
Balance as of beginning-of-period	$121,568	$118,954	$114,477	$120,815	$124,093	2.1%	$114,963	$118,954	3.5%
Gross deposits	1,844	1,634	1,351	1,642	1,726	-6.4%	4,996	6,354	27.2%
Surrenders, withdrawals and benefits	(3,688)	(3,678)	(3,451)	(3,843)	(4,066)	-10.2%	(13,950)	(15,039)	-7.8%
Net flows	(1,844)	(2,044)	(2,100)	(2,201)	(2,340)	-26.9%	(8,954)	(8,685)	3.0%
Policyholder assessments	(666)	(652)	(639)	(670)	(674)	-1.2%	(2,627)	(2,636)	-0.3%
Change in market value and reinvestment	(104)	(1,781)	9,077	6,149	2,483	NM	15,572	15,929	2.3%
Balance as of end-of-period, gross	118,954	114,477	120,815	124,093	123,562	3.9%	118,954	123,562	3.9%
Account balances reinsured	(5)	(5)	(5)	(5)	(5)	0.0%	(5)	(5)	0.0%
Balance as of end-of-period, net	$118,949	$114,472	$120,810	$124,088	$123,557	3.9%	$118,949	$123,557	3.9%

RILA
Balance as of beginning-of-period	$33,245	$34,310	$33,527	$36,256	$38,499	15.8%	$27,533	$34,310	24.6%
Gross deposits	1,285	1,292	1,447	1,457	1,936	50.7%	4,526	6,131	35.5%
Surrenders, withdrawals and benefits	(791)	(850)	(938)	(1,106)	(1,370)	-73.2%	(1,445)	(4,263)	NM
Net flows	494	442	509	351	566	14.6%	3,081	1,868	-39.4%
Policyholder assessments	(4)	(5)	(4)	(4)	(4)	0.0%	(13)	(16)	-23.1%
Change in market value and reinvestment	375	346	341	392	402	7.2%	1,235	1,479	19.8%
Change in fair value of embedded derivative instruments and other	200	(1,566)	1,883	1,504	(20)	NM	2,474	1,802	-27.2%
Balance as of end-of-period, gross	$34,310	$33,527	$36,256	$38,499	$39,443	15.0%	$34,310	$39,443	15.0%

Lincoln Financial
Annuities – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended

	12/31/24	3/31/25	6/30/25	9/30/25	12/31/25	Change	12/31/24	12/31/25	Change
Fixed Annuities
Balance as of beginning-of-period	$26,359	$25,963	$26,039	$26,832	$27,874	5.7%	$25,355	$25,963	2.4%
Gross deposits	563	873	1,226	1,371	1,228	118.1%	4,226	4,698	11.2%
Surrenders, withdrawals and benefits	(1,104)	(947)	(797)	(664)	(681)	38.3%	(4,828)	(3,089)	36.0%
Net flows	(541)	(74)	429	707	547	201.1%	(602)	1,609	NM
Policyholder assessments	(16)	(15)	(15)	(14)	(16)	0.0%	(61)	(59)	3.3%
Reinvested interest credited	209	210	228	238	255	22.0%	802	929	15.8%
Change in fair value of embedded derivative instruments
and other	(48)	(45)	151	111	68	241.7%	469	286	-39.0%
Balance as of end-of-period, gross	25,963	26,039	26,832	27,874	28,728	10.6%	25,963	28,728	10.6%
Account balances reinsured	(15,611)	(15,624)	(16,105)	(16,382)	(16,340)	-4.7%	(15,611)	(16,340)	-4.7%
Balance as of end-of-period, net	$10,352	$10,415	$10,727	$11,492	$12,388	19.7%	$10,352	$12,388	19.7%

Total
Balance as of beginning-of-period	$181,172	$179,227	$174,043	$183,903	$190,466	5.1%	$167,851	$179,227	6.8%
Gross deposits	3,692	3,799	4,024	4,470	4,890	32.4%	13,748	17,183	25.0%
Surrenders, withdrawals and benefits	(5,583)	(5,475)	(5,186)	(5,613)	(6,117)	-9.6%	(20,223)	(22,391)	-10.7%
Net flows	(1,891)	(1,676)	(1,162)	(1,143)	(1,227)	35.1%	(6,475)	(5,208)	19.6%
Policyholder assessments	(686)	(672)	(658)	(688)	(694)	-1.2%	(2,701)	(2,711)	-0.4%
Change in market value, reinvestment and interest credited	480	(1,225)	9,646	6,779	3,140	NM	17,609	18,337	4.1%
Change in fair value of embedded derivative instruments
and other	152	(1,611)	2,034	1,615	48	-68.4%	2,943	2,088	-29.1%
Balance as of end-of-period, gross	179,227	174,043	183,903	190,466	191,733	7.0%	179,227	191,733	7.0%
Account balances reinsured	(15,616)	(15,629)	(16,110)	(16,387)	(16,345)	-4.7%	(15,616)	(16,345)	-4.7%
Balance as of end-of-period, net	$163,611	$158,414	$167,793	$174,079	$175,388	7.2%	$163,611	$175,388	7.2%

Lincoln Financial
Life Insurance – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended

	12/31/24	3/31/25	6/30/25	9/30/25	12/31/25	Change	12/31/24	12/31/25	Change
General Account
Balance as of beginning-of-period	$36,692	$36,599	$36,220	$36,116	$36,008	-1.9%	$37,180	$36,599	-1.6%
Gross deposits	977	865	847	851	993	1.6%	3,619	3,557	-1.7%
Withdrawals and deaths	(342)	(445)	(372)	(357)	(327)	4.4%	(1,464)	(1,501)	-2.5%
Net flows	635	420	475	494	666	4.9%	2,155	2,056	-4.6%
Transfers between general and separate accounts	53	14	49	72	48	-9.4%	196	183	-6.6%
Policyholder assessments	(1,137)	(1,104)	(1,102)	(1,114)	(1,130)	0.6%	(4,522)	(4,450)	1.6%
Reinvested interest credited	365	356	360	367	361	-1.1%	1,474	1,443	-2.1%
Change in fair value of embedded derivative instruments
and other	(9)	(65)	114	73	33	NM	116	155	33.6%
Balance as of end-of-period, gross	36,599	36,220	36,116	36,008	35,986	-1.7%	36,599	35,986	-1.7%
Account balances reinsured	(15,147)	(14,965)	(14,816)	(14,658)	(14,500)	4.3%	(15,147)	(14,500)	4.3%
Balance as of end-of-period, net	$21,452	$21,255	$21,300	$21,350	$21,486	0.2%	$21,452	$21,486	0.2%

Separate Account
Balance as of beginning-of-period	$28,921	$28,841	$28,106	$30,616	$33,252	15.0%	25,150	$28,841	14.7%
Gross deposits	425	353	434	1,396	464	9.2%	1,483	2,646	78.4%
Withdrawals and deaths	(130)	(204)	(276)	(231)	(156)	-20.0%	(477)	(867)	-81.8%
Net flows	295	149	158	1,165	308	4.4%	1,006	1,779	76.8%
Transfers between general and separate accounts	(53)	(14)	(48)	(71)	(48)	9.4%	(196)	(182)	7.1%
Policyholder assessments	(253)	(246)	(248)	(251)	(255)	-0.8%	(995)	(1,000)	-0.5%
Change in market value and reinvestment	(69)	(624)	2,648	1,793	781	NM	3,876	4,600	18.7%
Balance as of end-of-period, gross	28,841	28,106	30,616	33,252	34,038	18.0%	28,841	34,038	18.0%
Account balances reinsured	(5,521)	(5,354)	(5,629)	(5,883)	(5,943)	-7.6%	(5,521)	(5,943)	-7.6%
Balance as of end-of-period, net	$23,320	$22,752	$24,987	$27,369	$28,095	20.5%	$23,320	$28,095	20.5%

Total
Balance as of beginning-of-period	$65,613	$65,440	$64,326	$66,732	$69,260	5.6%	$62,330	$65,440	5.0%
Gross deposits	1,402	1,218	1,281	2,247	1,457	3.9%	5,102	6,203	21.6%
Withdrawals and deaths	(472)	(649)	(648)	(588)	(483)	-2.3%	(1,941)	(2,368)	-22.0%
Net flows	930	569	633	1,659	974	4.7%	3,161	3,835	21.3%
Transfers between general and separate accounts	—	—	1	1	—	0.0%	—	1	NM
Policyholder assessments	(1,390)	(1,350)	(1,350)	(1,365)	(1,385)	0.4%	(5,517)	(5,450)	1.2%
Change in market value and reinvestment	296	(268)	3,008	2,160	1,142	285.8%	5,350	6,043	13.0%
Change in fair value of embedded derivative instruments
and other	(9)	(65)	114	73	33	NM	116	155	33.6%
Balance as of end-of-period, gross	65,440	64,326	66,732	69,260	70,024	7.0%	65,440	70,024	7.0%
Account balances reinsured	(20,668)	(20,319)	(20,445)	(20,541)	(20,443)	1.1%	(20,668)	(20,443)	1.1%
Balance as of end-of-period, net	$44,772	$44,007	$46,287	$48,719	$49,581	10.7%	$44,772	$49,581	10.7%

Lincoln Financial
Retirement Plan Services – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended

	12/31/24	3/31/25	6/30/25	9/30/25	12/31/25	Change	12/31/24	12/31/25	Change
General Account
Balance as of beginning-of-period	$23,727	$23,619	$23,479	$23,700	$23,852	0.5%	$23,784	$23,619	-0.7%
Gross deposits	826	811	1,109	1,090	1,054	27.6%	3,407	4,065	19.3%
Withdrawals	(1,125)	(1,330)	(1,103)	(1,287)	(1,350)	-20.0%	(4,495)	(5,071)	-12.8%
Net flows	(299)	(519)	6	(197)	(296)	1.0%	(1,088)	(1,006)	7.5%
Transfers between fixed and variable accounts	22	211	44	171	114	NM	251	540	115.1%
Policyholder assessments	(4)	(4)	(4)	(4)	(4)	0.0%	(14)	(17)	-21.4%
Reinvested interest credited	173	172	175	182	177	2.3%	686	707	3.1%
Balance as of end-of-period	$23,619	$23,479	$23,700	$23,852	$23,843	0.9%	$23,619	$23,843	0.9%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$90,069	$88,962	$85,754	$92,683	$98,900	9.8%	$77,201	$88,962	15.2%
Gross deposits	2,647	3,304	2,485	3,918	2,885	9.0%	11,331	12,591	11.1%
Withdrawals	(3,080)	(4,969)	(3,076)	(2,966)	(3,587)	-16.5%	(10,131)	(14,597)	-44.1%
Net flows	(433)	(1,665)	(591)	952	(702)	-62.1%	1,200	(2,006)	NM
Transfers between fixed and variable accounts	(19)	(200)	(54)	(149)	(101)	NM	(227)	(505)	NM
Policyholder assessments	(72)	(69)	(69)	(73)	(75)	-4.2%	(274)	(285)	-4.0%
Change in market value and reinvestment	(583)	(1,274)	7,643	5,487	2,175	NM	11,062	14,031	26.8%
Balance as of end-of-period	$88,962	$85,754	$92,683	$98,900	$100,197	12.6%	$88,962	$100,197	12.6%

Total
Balance as of beginning-of-period	$113,796	$112,581	$109,233	$116,383	$122,752	7.9%	$100,985	$112,581	11.5%
Gross deposits	3,473	4,115	3,594	5,008	3,939	13.4%	14,738	16,656	13.0%
Withdrawals	(4,205)	(6,299)	(4,179)	(4,253)	(4,937)	-17.4%	(14,626)	(19,668)	-34.5%
Net flows	(732)	(2,184)	(585)	755	(998)	-36.3%	112	(3,012)	NM
Transfers between fixed and variable accounts	3	11	(10)	22	13	NM	24	35	45.8%
Policyholder assessments	(76)	(73)	(73)	(77)	(79)	-3.9%	(288)	(302)	-4.9%
Change in market value and reinvestment	(410)	(1,102)	7,818	5,669	2,352	NM	11,748	14,738	25.5%
Balance as of end-of-period	$112,581	$109,233	$116,383	$122,752	$124,040	10.2%	$112,581	$124,040	10.2%

Lincoln Financial
Fixed-Income Asset Class
Unaudited (millions of dollars)

	As of 12/31/24		As of 12/31/25
	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Modified Coinsurance and Funds Withheld
Investments and Allowance for Credit Losses, at Amortized Cost (1)
Industry corporate bonds:
Financial services	$12,728	14.6%	$13,135	14.3%
Basic industry	2,840	3.3%	2,749	3.0%
Capital goods	5,490	6.3%	5,574	6.1%
Communications	2,798	3.2%	2,936	3.2%
Consumer cyclical	5,408	6.2%	5,360	5.8%
Consumer non-cyclical	12,485	14.4%	12,623	13.6%
Energy	2,472	2.8%	2,487	2.7%
Technology	3,882	4.5%	4,307	4.7%
Transportation	3,124	3.6%	3,243	3.5%
Industrial other	2,183	2.5%	2,346	2.6%
Utilities	11,194	12.9%	11,459	12.4%
Government-related entities	1,170	1.3%	1,108	1.2%
Residential mortgage-backed securities ("RMBS")
Agency backed	1,608	1.8%	1,715	1.9%
Non-agency backed	328	0.4%	399	0.4%
Commercial mortgage-backed securities ("CMBS")	1,724	2.0%	2,503	2.7%
Asset-backed securities ("ABS")
Collateralized loan obligations ("CLOs")	8,189	9.4%	8,512	9.3%
Other ABS	5,864	6.7%	7,713	8.4%
Municipals	2,647	3.0%	2,424	2.6%
United States and foreign government	711	0.8%	1,153	1.3%
Hybrid and redeemable preferred securities	235	0.3%	236	0.3%
Total fixed maturity AFS securities, net of modified coinsurance and funds withheld
investments and allowance for credit losses, at amortized cost	87,080	100.0%	91,982	100.0%

Trading Securities, Net of Modified Coinsurance and Funds Withheld Investments	511		434
Equity Securities, Net of Modified Coinsurance and Funds Withheld Investments	264		561
Total fixed maturity AFS, trading and equity securities, net of modified coinsurance and funds
withheld investments and allowance for credit losses, at amortized cost	87,855		92,977
Modified coinsurance and funds withheld investments	11,992		10,738
Total fixed maturity AFS, trading and equity securities	$99,847		$103,715

(1) Net investment income and net gains (losses) related to assets held by us to support certain modified coinsurance and funds withheld agreements are included in periodic payments to or from the reinsurers, resulting in the economic benefits of these assets flowing to the reinsurers. Accordingly, these assets have been excluded from summaries provided on pages 23 and 24 as we have a limited economic interest in the assets.

Lincoln Financial
Fixed-Income Credit Quality
Unaudited (millions of dollars)

	As of 12/31/24		As of 12/31/25
	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Modified Coinsurance and Funds Withheld Investments
and Allowance for Credit Losses, at Amortized Cost (1)
NAIC 1 (AAA-A)	$51,922	59.6%	$55,596	60.4%
NAIC 2 (BBB)	32,198	37.0%	33,291	36.2%
Total investment grade	84,120	96.6%	88,887	96.6%

NAIC 3 (BB)	907	1.1%	994	1.1%
NAIC 4 (B)	1,857	2.1%	1,966	2.1%
NAIC 5 (CCC and lower)	109	0.1%	63	0.1%
NAIC 6 (in or near default)	87	0.1%	72	0.1%
Total below investment grade	2,960	3.4%	3,095	3.4%
Total	$87,080	100.0%	$91,982	100.0%

Commercial Mortgage Loans, Net of Modified Coinsurance and Funds Withheld Investments,
at Amortized Cost (1)(2)
CM1 (AAA-A)	$13,450	77.2%	$12,814	73.3%
CM2 (BBB)	3,873	22.2%	4,527	25.9%
CM3-7 (BB and lower) (3)	99	0.6%	141	0.8%
Total	$17,422	100.0%	$17,482	100.0%

Total Fixed Maturity AFS Securities and Commercial Mortgage Loans, Net of Modified
Coinsurance and Funds Withheld Investments, at Amortized Cost (1)(2)
AAA-A	$65,372	62.6%	$68,410	62.5%
BBB	36,071	34.5%	37,818	34.5%
BB and lower	3,059	2.9%	3,236	3.0%
Total	$104,502	100.0%	$109,464	100.0%

(1) Ratings are based upon the designations determined and provided by the National Association of Insurance Commissioners (“NAIC”) or based upon ratings from credit rating agencies to derive the NAIC designation.
(2) CM Ratings reflect the risk-based capital risk category for commercial mortgage loans. Letter ratings are assumed NAIC equivalent ratings where NAIC 1 = CM1, NAIC 2 = CM2 and NAIC 3-6 = CM3-7.
(3) Includes mortgage fund limited partnerships classified as CM3 that are included in “Other investments” on the Consolidated Balance Sheets.

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended

	12/31/24	3/31/25	6/30/25	9/30/25	12/31/25	Change	12/31/24	12/31/25	Change
Net Income
Net income (loss) available to common stockholders – diluted	$1,675	$(756)	$688	$411	$745	-55.5%	$3,187	$1,086	-65.9%
Less:
Preferred stock dividends declared	(11)	(34)	(11)	(34)	(11)	0.0%	(91)	(91)	0.0%
Adjustment for deferred units of LNC stock
in our deferred compensation plans	—	—	—	—	2	NM	3	—	-100.0%
Net income (loss)	1,686	(722)	699	445	754	-55.3%	3,275	1,177	-64.1%
Less:
Net annuity product features, pre-tax (1)	1,187	(1,092)	405	410	515	-56.6%	2,508	238	-90.5%
Net life insurance product features, pre-tax	46	42	(58)	(22)	(5)	NM	(207)	(42)	79.7%
Credit loss-related adjustments, pre-tax	(28)	(28)	(25)	(38)	(43)	-53.6%	(152)	(134)	11.8%
Investment gains (losses), pre-tax	(67)	(103)	(81)	(35)	(101)	-50.7%	(483)	(319)	34.0%
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans, pre-tax (2)	587	(90)	14	(191)	65	-88.9%	535	(201)	NM
Gains (losses) on other non-financial assets, pre-tax (3)	—	—	—	—	(14)	NM	582	(14)	NM
Other items, pre-tax (4)(5)(6)(7)(8)	(32)	(35)	75	(105)	(27)	15.6%	(270)	(92)	65.9%
Income tax benefit (expense) related to the above pre-tax items	(350)	270	(69)	(5)	(81)	76.9%	(553)	113	120.4%
Total adjustments	1,343	(1,036)	261	14	309	-77.0%	1,960	(451)	NM
Adjusted income (loss) from operations	343	314	438	431	445	29.7%	1,315	1,628	23.8%
Add:
Preferred stock dividends declared	(11)	(34)	(11)	(34)	(11)	0.0%	(91)	(91)	0.0%
Adjusted income (loss) from operations available
to common stockholders	$332	$280	$427	$397	$434	30.7%	$1,224	$1,537	25.6%

(1) Includes changes in MRBs of $1,895 million, $126 million, $(666) million, $1,282 million, $(1,302) million, $932 million, $337 million and $374 million; changes in the fair value of the related hedge instruments inclusive of income allocated to support the cost of hedging or future benefits of $(587) million, $50 million, $188 million, $(212) million, $268 million, $(605) million, $30 million and $44 million; and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products of $142 million, $76 million, $97 million, $117 million, $(58) million, $78 million, $43 million and $97 million for the first quarter of 2024, second quarter of 2024, third quarter of 2024, fourth quarter of 2024, first quarter of 2025, second quarter of 2025, third quarter of 2025 and fourth quarter of 2025.

(2) Includes primarily changes in the fair value of the embedded derivative related to the fourth quarter 2023 reinsurance transaction.
(3) For the fourth quarter of 2025, represents impairment of long-lived assets. For the twelve months ended 2024, relates to the sale of our wealth management business, which provided approximately $650 million of statutory capital benefit.

(4) For the first quarter of 2024, includes certain legal accruals of $(114) million primarily related to the settlement of cost of insurance litigation; for the fourth quarter of 2024, includes certain legal accruals of $(15) million and regulatory accruals of $(12) million related to estimated state guaranty fund assessments net of estimated state premium tax recoveries; for the third quarter of 2025, includes certain legal accruals of $(9) million; for the fourth quarter of 2025, includes certain regulatory accruals of $2 million.

(continued on the next page)

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

(continued from the previous page)

(5) Includes severance expense related to initiatives to realign the workforce of $(49) million, $(7) million, $(16) million, $(2) million, $(6) million, $(2) million, $(5) million and $(11) million in the first quarter of 2024, second quarter of 2024, third quarter of 2024, fourth quarter of 2024, first quarter of 2025, second quarter of 2025, third quarter of 2025 and fourth quarter of 2025, respectively.

(6) Includes transaction, integration and other costs related to mergers, acquisitions, divestitures and certain other corporate initiatives consisting of $(10) million, $(27) million, $(2) million, $(1) million, $(20) million and $(5) million in the first quarter of 2024, second quarter of 2024, third quarter of 2024, fourth quarter of 2024, first quarter of 2025 and fourth quarter of 2025, respectively, related to the sale of our wealth management business; $(18) million and $(3) million in the second quarter of 2025 and fourth quarter of 2025, respectively, primarily related to the Bain Capital transaction; $(55) million in the third quarter of 2025 of transaction costs related to restructuring certain captive reinsurance subsidiaries; and $(22) million in the third quarter of 2025 related to Life Insurance segment persistency optimization.

(7) Includes deferred compensation mark-to-market adjustment of $(13) million, $1 million, $(1) million, $(2) million, $(9) million, $1 million, $(14) million and $(10) million in the first quarter of 2024, second quarter of 2024, third quarter of 2024, fourth quarter of 2024, first quarter of 2025, second quarter of 2025, third quarter of 2025 and fourth quarter of 2025, respectively.

(8) Includes gains on early extinguishment of debt of $94 million in the second quarter of 2025.

	For the Three Months Ended						For the Twelve Months Ended

	12/31/24	3/31/25	6/30/25	9/30/25	12/31/25	Change	12/31/24	12/31/25	Change
Revenues
Total revenues	$5,063	$4,691	$4,044	$4,555	$4,922	-2.8%	$18,442	$18,212	-1.2%
Less:
Revenue adjustments from annuity
and life insurance product features	(57)	227	(590)	39	121	NM	(382)	(205)	46.3%
Credit loss-related adjustments	(28)	(28)	(25)	(38)	(43)	-53.6%	(152)	(134)	11.8%
Investment gains (losses)	(67)	(103)	(81)	(35)	(101)	-50.7%	(483)	(319)	34.0%
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans (1)	587	(90)	14	(191)	65	-88.9%	535	(201)	NM
Gains (losses) on other non-financial assets (2)	—	—	—	—	(14)	NM	582	(14)	NM
Adjusted operating revenues	$4,628	$4,685	$4,726	$4,780	$4,894	5.7%	$18,342	$19,085	4.1%

(1) Includes primarily changes in the fair value of the embedded derivative related to the fourth quarter of 2023 reinsurance transaction.
(2) For the fourth quarter of 2025, represents impairment of long-lived assets. For the twelve months ended 2024, relates to the sale of our wealth management business, which provided approximately $650 million of statutory capital benefit.

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited

	For the Three Months Ended						For the Twelve Months Ended

Earnings (Loss) Per Common Share – Diluted	12/31/24	3/31/25	6/30/25	9/30/25	12/31/25	Change	12/31/24	12/31/25	Change
Net income (loss)	$9.63	$(4.41)	$3.80	$2.12	$3.80	-60.5%	$18.41	$5.83	-68.3%
Less:
Net annuity product features, pre-tax (1)	6.83	(6.36)	2.24	2.11	2.62	-61.6%	14.49	1.28	-91.2%
Net life insurance product features, pre-tax	0.27	0.25	(0.32)	(0.11)	(0.02)	NM	(1.18)	(0.23)	80.5%
Credit loss-related adjustments, pre-tax	(0.16)	(0.17)	(0.14)	(0.20)	(0.22)	-37.5%	(0.88)	(0.72)	18.2%
Investment gains (losses), pre-tax	(0.38)	(0.60)	(0.45)	(0.18)	(0.51)	-34.2%	(2.78)	(1.71)	38.5%
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans, pre-tax	3.37	(0.53)	0.08	(0.98)	0.34	-89.9%	3.09	(1.08)	NM
Gains (losses) on other non-financial assets, pre-tax	—	—	—	—	(0.07)	NM	3.36	(0.08)	NM
Other items, pre-tax (2)(3)(4)(5)(6)	(0.19)	(0.20)	0.42	(0.53)	(0.14)	26.3%	(1.57)	(0.50)	68.2%
Income tax benefit (expense) related
to the above pre-tax items	(2.02)	1.57	(0.39)	(0.03)	(0.41)	79.7%	(3.19)	0.61	119.1%
Adjustment attributable to using different average
diluted shares for adjusted income (loss) from
operations as compared to net income (loss) (7)	—	0.03	—	—	—	NM	—	0.03	NM
Adjusted income (loss) from operations	$1.91	$1.60	$2.36	$2.04	$2.21	15.7%	$7.07	$8.23	16.4%

(continued on the next page)

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited

(continued from the previous page)

(1) Includes changes in MRBs of $7.38, $(7.59), $5.15, $1.74, $1.91, $15.23 and $1.83; changes in the fair value of the related hedge instruments inclusive of income allocated to support the cost of hedging or future benefits of $(1.22), $1.57, $(3.34), $0.15, $0.22, $(3.24) and $(1.41); changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products of $0.67, $(0.34), $0.43, $0.22, $0.49, $2.50 and $0.86 for the fourth quarter of 2024, first quarter of 2025, second quarter of 2025, third quarter of 2025, fourth quarter of 2025, twelve months ended 2024 and twelve months ended 2025, respectively.

(2) For the fourth quarter of 2024, includes certain legal accruals of $(0.09) and regulatory accruals of $(0.07) related to estimated state guaranty fund assessments net of estimated state premium tax recoveries; for the third quarter of 2025, includes certain legal accruals of $(0.05); for the fourth quarter of 2025, includes certain regulatory accruals of $0.01. For the twelve months ended 2024, includes certain legal accruals of $(0.75) primarily related to the settlement of cost of insurance litigation and certain regulatory accruals of $(0.07) related to estimated state guaranty fund assessments net of estimated state premium tax recoveries. For the twelve months ended 2025, includes certain legal accruals of $(0.05) and certain regulatory accruals of $0.01.

(3) Includes severance expense related to initiatives to realign the workforce of $(0.01), $(0.03), $(0.01), $(0.02), $(0.06), $(0.43) and $(0.14) in the fourth quarter of 2024, first quarter of 2025, second quarter of 2025, third quarter of 2025, fourth quarter of 2025, twelve months ended 2024 and twelve months ended 2025, respectively.

(4) Includes transaction, integration and other costs related to mergers, acquisitions, divestitures and certain other corporate initiatives consisting of $(0.01), $(0.12) and $(0.03) in the fourth quarter of 2024, first quarter of 2025 and fourth quarter of 2025, respectively, related to the sale of our wealth management business; $(0.10) and $(0.01) in the second quarter of 2025 and fourth quarter of 2025, respectively, primarily related to the Bain Capital transaction; $(0.28) in the third quarter of 2025 of transaction costs related to restructuring certain captive reinsurance subsidiaries; and $(0.11) in the third quarter of 2025 related to Life Insurance segment persistency optimization; for the twelve months ended 2024, includes $(0.23) primarily related to the sale of our wealth management business; for the twelve months ended 2025, includes $(0.30) of transaction costs related to restructuring certain captive reinsurance subsidiaries, $(0.13) related to the sale of our wealth management business, $(0.11) related to Life Insurance segment persistency optimization and $(0.11) primarily related to the Bain Capital transaction.

(5) Includes deferred compensation mark-to-market adjustment of $(0.01), $(0.05), $0.01, $(0.07), $(0.05), $(0.09) and $(0.17) in the fourth quarter of 2024, first quarter of 2025, second quarter of 2025, third quarter of 2025, fourth quarter of 2025, twelve months ended 2024 and twelve months ended 2025, respectively.

(6) Includes gains on early extinguishment of debt of $0.52 and $0.50 in the second quarter of 2025 and twelve months ended 2025, respectively.
(7) In periods where net loss or adjusted loss from operations is presented, basic shares are used in the diluted EPS and adjusted diluted EPS calculations, as the use of diluted shares would result in a lower loss per share. Due to reporting adjusted income (loss) from operations per common share on a different share basis than net income (loss) per common share, we have included an adjustment to reconcile the two metrics.

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Twelve Months Ended

	12/31/24	3/31/25	6/30/25	9/30/25	12/31/25	Change	12/31/24	12/31/25	Change
Stockholders’ Equity, End-of-Period
Stockholders’ equity	$8,269	$8,193	$9,548	$10,452	$10,906	31.9%	$8,269	$10,906	31.9%
Less:
Preferred stock	986	986	986	986	986	0.0%	986	986	0.0%
AOCI	(5,036)	(4,306)	(4,392)	(3,839)	(4,058)	19.4%	(5,036)	(4,058)	19.4%
Stockholders’ equity, excluding AOCI and preferred stock	12,319	11,513	12,954	13,305	13,978	13.5%	12,319	13,978	13.5%
Changes in MRBs	3,165	2,133	2,869	3,136	3,431	8.4%	3,165	3,431	8.4%
GLB and GDB hedge instruments gains (losses)	(3,062)	(2,993)	(3,602)	(3,706)	(3,812)	-24.5%	(3,062)	(3,812)	-24.5%
Reinsurance-related embedded derivatives and portfolio gains (losses)	(151)	(196)	(186)	(305)	(236)	-56.3%	(151)	(236)	-56.3%
Adjusted stockholders’ equity	$12,367	$12,569	$13,873	$14,180	$14,595	18.0%	$12,367	$14,595	18.0%

Stockholders’ Equity, Average
Stockholders’ equity	$8,641	$8,231	$8,871	$10,000	$10,679	23.6%	$8,022	$9,445	17.7%
Less:
Preferred stock	986	986	986	986	986	0.0%	986	986	0.0%
AOCI	(3,860)	(4,671)	(4,349)	(4,116)	(3,948)	-2.3%	(3,815)	(4,271)	-12.0%
Stockholders’ equity, excluding AOCI and preferred stock	11,515	11,916	12,234	13,130	13,641	18.5%	10,851	12,730	17.3%
Changes in MRBs	2,656	2,649	2,501	3,002	3,283	23.6%	2,380	2,859	20.1%
GLB and GDB hedge instruments gains (losses)	(2,913)	(3,027)	(3,297)	(3,654)	(3,759)	-29.0%	(2,695)	(3,434)	-27.4%
Reinsurance-related embedded derivatives and portfolio gains (losses)	(396)	(173)	(191)	(245)	(270)	31.8%	(445)	(220)	50.6%
Adjusted average stockholders' equity	$12,168	$12,467	$13,221	$14,027	$14,387	18.2%	$11,611	$13,525	16.5%

Book Value Per Common Share
Book value per share	$42.60	$41.96	$44.91	$49.56	$51.88	21.8%	$42.60	$51.88	21.8%
Less:
AOCI	(29.46)	(25.08)	(23.04)	(20.10)	(21.22)	28.0%	(29.46)	(21.22)	28.0%
Book value per share, excluding AOCI	72.06	67.04	67.95	69.66	73.10	1.4%	72.06	73.10	1.4%
Less:
Changes in MRBs	18.51	12.42	15.05	16.42	17.94	-3.1%	18.51	17.94	-3.1%
GLB and GDB hedge instruments gains (losses)	(17.91)	(17.43)	(18.89)	(19.40)	(19.94)	-11.3%	(17.91)	(19.94)	-11.3%
Reinsurance-related embedded derivatives and portfolio gains (losses)	(0.88)	(1.14)	(0.98)	(1.59)	(1.23)	-39.8%	(0.88)	(1.23)	-39.8%
Adjusted book value per share	$72.34	$73.19	$72.77	$74.23	$76.33	5.5%	$72.34	$76.33	5.5%